UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

KEYNOTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits	3
SIGNATURES	4
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
This Amendment No. 2 to Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K/A (the “Initial 8-K”) filed by Keynote Systems, Inc (“Keynote”) on April 22, 2008. This amendment provides the audited historical financial statements of Zandan S.A. (“Zandan”), a business acquired by Keynote on April 16, 2008, as required by Item 9.01(a) and the unaudited pro forma financial information as required by Item 9.01(b), which financial statements and information were not required to be included in the Form 8-K originally filed on April 21, 2008.
ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a) Financial Statements of Businesses Acquired
The required financial statements of Zandan as of and for the twelve months ended December 31, 2006 and 2007 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
(b) Pro Forma Financial Information
The pro forma financial information of Keynote prepared to give pro forma effect to the acquisition of Zandan appearing in Exhibit 99.2 to this report and is which is incorporated herein by reference.
(c) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Associes, Independent Auditors

99.1	Historical Financial Statements of Zandan S.A.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.
Date: June 30, 2008	By:	/s/ Andrew Hamer
Andrew Hamer
Vice President and Chief Financial Officer

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